                                                                    EXHIBIT 99.1

                       SUPPLEMENTAL FINANCIAL INFORMATION
                               SECOND QUARTER 2006
                                TABLE OF CONTENTS

2Q 2006 Supplemental Reports                                               Page
----------------------------                                               ----
1.      Owned Community Results, Quarterly and Year-to-Date                 1-6
2.      Economic Occupancy Comparison by Regions                              7
3.      Net Operating Results                                                 8
4.      Resident Statistics:  Reasons for Moveouts, Traffic,
          Turnover, Bad Debts as Percentage of Rents                          9
5.      Core Properties Net Operating Income Detail                          10
6.      Core Properties Operating Expense Detail                             11
7.      Summary of Recent Acquisitions                                       12
8.      Summary of Recent Sales                                              13
9.      Breakdown of Owned Units by Market                                   14
10.     Debt Summary Schedule                                             15-16
11.     Net Asset Value Calculation                                          17
12.     Recurring Capital Expenditure Summary and Capital
          Expenditure and Adjusted NOI Summary                            18-20
13.     2006 Earnings Guidance                                               21
14.     Upstate New York Disposition - Portfolio Information                 23

Second Quarter 2006

                                                                               2Q '06 Versus 2Q
                                                                                '05 % Growth
                                                                               ----------------
                                                      2Q        2Q    Year                                2Q '06
                              # of        Date       '06       '06     Ago      Rental Rental      NOI     % NOI       %
                             Apts.       Acqu.  Rent/Mo.    Occup.  Occup.       Rates  Revs.    w/G&A     w/G&A  #Units
                             -----       -----  --------    ------  ------       -----  -----    -----     -----  ------
Baltimore Region:
-----------------
Bonnie Ridge                   960    7/1/1999      $987     93.1%   92.0%       -1.3%  -0.1%     4.9%
Canterbury Apartments          618   7/16/1999      $856     95.9%   93.1%        4.0%   7.0%    11.9%
Country Village                344   4/30/1998      $831     93.1%   94.3%        4.7%   3.5%    21.7%
Falcon Crest                   396   7/16/1999      $919     91.0%   88.9%        4.9%   7.3%    22.9%
Fenland Field                  234    8/1/2001    $1,043     97.0%   92.1%        1.8%   7.2%    17.1%
Gateway Village                132   7/16/1999    $1,197     89.6%   93.1%        5.7%   1.7%     3.4%
  Mill Towne
Village Apts                   384   5/31/2001      $816     93.2%   94.5%        4.4%   2.9%    13.4%
Morningside Heights          1,050   4/30/1998      $827     94.3%   93.1%        2.9%   4.2%    14.6%
Owings Run                     504   7/16/1999    $1,064     94.2%   94.2%        6.6%   6.7%    13.4%
Ridgeview at
  Wakefield Valley             204   1/13/2005      $999     96.3%   91.9%        1.2%   6.1%     5.2%
Selford Townhomes              102   7/16/1999    $1,226     96.4%   93.8%        4.1%   7.0%    10.7%
Shakespeare Park                84   7/16/1999      $823     95.6%   94.9%        1.8%   2.4%    16.1%
Timbercroft
  Townhomes                    284   7/16/1999      $790     99.2%   98.1%        6.5%   7.7%    14.9%
Village Square
Townhomes                      370   7/16/1999    $1,077     96.2%   95.6%        5.2%   5.9%    10.3%
Woodholme Manor                177   3/31/2001      $778     93.2%   94.0%        8.1%   7.2%    25.2%
                            ------                ------     ----    ----         ---    ---      ---
    Total Baltimore
      Region                 5,843                  $925     94.3%   93.2%        3.3%   4.6%    12.4%     14.8%   15.1%

Boston Region:
--------------
Gardencrest                    696   6/28/2002    $1,371     96.7%   95.4%        4.4%   5.8%     6.4%
Highland House                 172   5/31/2006    $1,128     93.3%     n/a         n/a    n/a      n/a
Liberty Place                  107    6/6/2006    $1,342     89.9%     n/a         n/a    n/a      n/a
Stone Ends                     280   2/12/2003    $1,206     96.3%   95.3%        3.2%   4.3%     8.4%
The Village
  at Marshfield                276   3/17/2004    $1,125     95.8%   94.2%        3.1%   4.9%    21.8%
                            ------                ------     ----    ----         ---    ---      ---
    Total Boston
      Region                 1,531                $1,280     96.5%   95.2%        3.9%   5.3%     9.6%      4.4%    4.0%

Buffalo, NY Region:
-------------------
Emerson Square                  96  10/15/1997      $694     96.3%   95.9%        1.7%   2.2%     2.9%
Idylwood                       720    1/1/1995      $681     91.5%   94.6%        0.7%  -2.7%     1.6%
Paradise Lane                  324  10/15/1997      $699     86.0%   91.0%       -0.3%  -5.7%   -10.4%
Raintree Island                504    8/4/1994      $719     89.0%   88.7%       -1.3%  -1.0%    -2.9%
                            ------                ------     ----    ----         ---    ---      ---
    Total Buffalo
      Region                 1,644                  $697     89.9%   92.1%       -0.1%  -2.5%    -1.9%      2.1%    4.3%

Florida Region:
---------------
The Hamptons                   668    7/7/2004      $965     94.9%   97.0%       11.2%   8.8%    16.2%
Vinings at
Hampton Village                168    7/7/2004    $1,038     95.1%   92.0%        9.9%  13.6%    24.0%
                            ------                ------     ----    ----         ---    ---      ---
    Total Florida
      Region                   836                   980     94.9%   95.9%      10.93%   9.8%    17.7%      1.9%    2.2%

Hudson Valley Region:
---------------------
Carriage Hill                  140   7/17/1996    $1,207     95.2%   92.7%        0.7%   3.4%     4.3%
Cornwall Park                   75   7/17/1996    $1,594     97.4%   89.7%       -2.2%   6.3%    11.1%
Lakeshore Villas               152   7/17/1996    $1,064     89.9%   93.3%        1.7%  -2.0%     5.4%
Patricia                       100    7/7/1998    $1,373     95.4%   95.8%        3.0%   2.6%    18.3%
Sherwood
  Consolidation                224  10/11/2002    $1,178     97.7%   96.9%       10.2%  11.1%    41.7%
Sunset Gardens                 217   7/17/1996      $936     94.7%   95.5%        2.7%   1.8%    -1.6%
                            ------                ------     ----    ----         ---    ---      ---
    Total Hudson Valley
      Region                   908                $1,161     95.2%   94.4%        3.4%   4.3%    12.9%      2.5%    2.4%

Illinois Region:
----------------
Blackhawk                      371  10/20/2000      $845     89.5%   91.4%        2.5%   0.4%     9.2%
Courtyards Village             224   8/29/2001      $768     97.7%   93.4%        2.9%   7.7%    39.3%
Cypress Place                  192  12/27/2000      $904     95.9%   93.2%        1.5%   4.4%     7.4%
The Colony                     783    9/1/1999      $813     94.6%   93.1%        0.5%   2.1%     7.4%
The New Colonies               672   6/23/1998      $701     94.9%   90.9%        0.5%   4.9%    27.4%
                            ------                ------     ----    ----         ---    ---      ---
    Total Illinois
      Region                 2,242                  $788     94.2%   92.2%        1.2%   3.3%    16.1%      3.7%    5.8%

Long Island, NY Region:
-----------------------
Bayview / Colonial             160   11/1/2000    $1,179     96.3%   95.8%        3.3%   3.8%    21.9%
Cambridge Village               82    3/1/2002    $1,533     97.3%   98.2%        6.5%   5.5%    12.4%
Coventry Village                94   7/31/1998    $1,354     95.6%   96.1%        1.7%   1.1%     1.9%
Devonshire Hills               297   7/16/2001    $1,718     94.7%   98.0%        4.1%   0.5%     0.9%
East Winds                      96   11/1/2000    $1,141     97.0%   93.4%        2.7%   6.7%    19.5%
Hawthorne Court                434    4/4/2002    $1,364     94.0%   94.4%        3.1%   2.6%    14.8%
Heritage Square                 80    4/4/2002    $1,523     97.1%   98.0%        6.6%   5.6%     1.8%
Holiday Square                 144   5/31/2002    $1,082     96.1%   92.8%        4.7%   8.3%    21.3%
Lake Grove Apartments          368    2/3/1997    $1,395     95.2%   93.4%        2.5%   4.5%     8.0%
Maple Tree                      84   11/1/2000    $1,151     92.5%   90.5%        1.5%   3.8%    17.4%
Mid- Island Estates            232    7/1/1997    $1,249     93.5%   93.7%        2.3%   2.1%     9.8%
Rider Terrace                   24   11/1/2000    $1,250     92.1%   95.2%        1.8%  -1.4%     6.0%
Sayville Commons               342   7/15/2005    $1,382     98.5%     n/a         n/a    n/a      n/a
South Bay Manor                 61   9/11/2000    $1,518     92.7%   91.4%       -0.4%   1.0%    21.6%
Southern Meadows               452   6/29/2001    $1,356     95.6%   95.3%        2.8%   3.2%     2.2%
Stratford Greens               359    3/1/2002    $1,405     95.2%   95.7%        2.7%   2.2%     0.6%
Terry Apartments                65   11/1/2000    $1,150     98.9%   98.6%        4.6%   5.0%    16.9%
Westwood Village Apts          242    3/1/2002    $2,150     95.1%   96.9%        3.4%   1.5%    16.1%
Woodmont Village Apts           96    3/1/2002    $1,277     96.4%   93.6%        3.7%   6.8%    14.9%
Yorkshire Village Apts          40    3/1/2002    $1,548     94.3%   96.7%        4.7%   2.0%     7.2%
                            ------                ------     ----    ----         ---    ---      ---
    Total Long Island
      Region                 3,752                $1,419     95.4%   95.3%        3.2%   3.0%     8.6%     13.8%    9.7%

Maine Region:
-------------
Liberty Commons                 84    8/1/2005      $657     97.2%     n/a         n/a    n/a      n/a
Mill Co. Gardens                95    7/7/1998      $756     96.6%   97.3%        1.6%   0.9%    -1.2%
Redbank Village                500    7/7/1998      $804     93.1%   92.8%        1.4%   1.7%     4.6%
                            ------                ------     ----    ----         ---    ---      ---
    Total Maine
      Region                   679                  $779     94.0%   93.5%        1.4%   1.6%     3.8%      1.4%    1.8%

New Jersey Region:
------------------
Barrington Gardens             148    3/1/2005      $838     97.9%   96.4%        9.7%  11.3%   108.8%
Chatham Hill
  Apartments                   308   1/30/2004    $1,571     94.7%   96.0%        6.4%   4.9%    48.9%
East Hill Gardens               33    7/7/1998    $1,430     99.0%   98.1%        4.0%   5.0%     6.5%
Hackensack Gardens             198    3/1/2005      $855     98.6%   96.9%       10.1%  11.9%    17.7%
Lakeview                       106    7/7/1998    $1,241     97.1%   95.3%        4.2%   6.1%    13.8%
Northwood
  Apartments                   134   1/30/2004    $1,174     93.8%   94.7%        3.7%   2.7%    15.7%
Oak Manor                       77    7/7/1998    $1,703     99.3%   96.9%        1.8%   4.4%    16.8%
Pleasant View                1,142    7/7/1998    $1,055     95.0%   94.6%        3.7%   4.1%     5.8%
Pleasure Bay                   270    7/7/1998    $1,051     96.0%   95.5%        5.7%   6.2%    23.2%
Regency Club                   372   9/24/2004    $1,102     92.1%   95.6%        3.3%  -0.5%    -0.5%
Royal Gardens
  Apartments                   550   5/28/1997    $1,121     95.5%   92.6%        3.6%   6.8%     7.8%
Wayne Village                  275    7/7/1998    $1,269     97.7%   95.3%        4.9%   7.5%    14.5%
Windsor Realty                  67    7/7/1998    $1,131     93.4%   91.7%        3.5%   5.4%    17.9%
                            ------                ------     ----    ----         ---    ---      ---
    Total New Jersey
      Region                 3,680                $1,137     95.4%   94.9%        4.6%   5.1%    15.5%     11.0%    9.5%

Philadelphia Region:
--------------------
Beechwood Gardens              160    7/7/1998      $826     92.8%   93.9%        0.5%  -0.7%    12.8%
Castle Club                    158   3/15/2000      $929     91.7%   92.3%        3.9%   3.2%    21.1%
Chesterfield                   247   9/23/1997      $898     96.2%   97.0%        2.9%   2.0%    15.1%
Curren Terrace                 318   9/23/1997      $905     92.3%   93.8%       -0.3%  -1.9%     3.6%
Executive House                100   9/23/1997      $947     90.2%   96.0%        3.2%  -3.0%    -3.6%
Glen Brook                     174   7/28/1999      $818     90.5%   94.2%        9.2%   4.8%    23.0%
Glen Manor                     174   9/23/1997      $764     90.7%   92.7%        0.2%  -1.9%     2.2%
Golf Club                      399   3/15/2000    $1,005     93.4%   91.9%        0.0%   1.6%    16.1%
Hill Brook Place               274   7/28/1999      $877     93.9%   94.3%        3.2%   2.8%    11.8%
Home Properties
of Bryn Mawr                   316   3/15/2000    $1,050     91.9%   91.5%        1.3%   1.7%    11.2%
Home Properties
of Devon                       631   3/15/2000    $1,093     93.2%   89.6%        4.0%   8.2%    27.0%
Home Properties
of Newark                      432   7/16/1999      $857     94.5%   95.9%        5.1%   3.5%     0.1%
New Orleans Park               442   7/28/1999      $814     95.7%   93.0%        3.1%   6.1%    23.3%
Racquet Club                   466    7/7/1998    $1,020     94.0%   95.7%        2.5%   0.7%     1.2%
Racquet Club South             103   5/27/1999      $874     93.2%   96.1%        2.6%  -0.5%    20.2%
Ridley Brook                   244   7/28/1999      $876     96.6%   94.9%        4.1%   5.9%    19.6%
Sherry Lake                    298   7/23/1998    $1,156     93.6%   93.7%        2.5%   2.4%    13.8%
The Brooke at
Peachtree Village              146   8/15/2005    $1,010     96.7%     n/a         n/a    n/a      n/a
The Landings                   384  11/25/1996      $969     94.1%   97.2%        1.8%  -1.5%     5.2%
Trexler Park                   249   3/15/2000    $1,052     91.4%   93.0%        3.3%   1.5%     9.3%
Trexler Park West               12   6/23/2006    $1,093      8.3%     n/a         n/a    n/a      n/a
Valley View                    177   9/23/1997      $834     87.0%   90.1%        3.8%   0.1%     8.8%
Village Square                 128   9/23/1997      $910     95.7%   96.6%        0.4%  -0.6%    13.3%
William Henry                  363   3/15/2000    $1,111     91.8%   91.1%        1.6%   2.4%     5.1%
                            ------                ------     ----    ----         ---    ---      ---
    Total Philadelphia
      Region                 6,395                  $959     93.3%   93.5%        2.6%   2.4%    11.6%     15.4%   16.6%

Rochester, NY Region:
---------------------
1600 East Avenue               164   9/18/1997    $1,028     92.0%   92.3%       -2.1%  -2.4%     5.6%
1600 Elmwood                   210    8/4/1994      $918     94.9%   94.0%       -0.8%   0.2%    -1.5%
Brook Hill                     192    8/4/1994      $858     92.9%   90.5%        0.2%   2.8%     2.9%
Newcastle Apartments           197    8/4/1994      $753     94.0%   92.3%       -1.8%   0.1%     3.6%
Perinton Manor                 224    8/4/1994      $811     95.3%   94.0%       -1.4%   0.0%    18.4%
Riverton Knolls                240    8/4/1994      $862     89.6%   92.9%        2.3%  -1.4%     2.9%
Spanish Gardens                220    8/4/1994      $681     93.5%   92.9%       -2.2%  -1.6%     8.5%
The Meadows                    113    8/4/1994      $761     92.4%   96.8%       -1.1%  -5.6%    -8.9%
Woodgate                       120   6/30/1997      $785     94.4%   93.6%       -5.7%  -4.9%     4.4%
                            ------                ------     ----    ----         ---    ---      ---
    Total Rochester
      Region                 1,680                  $829     93.2%   93.1%       -1.1%  -1.0%     4.4%      2.9%    4.3%

Syracuse, NY Region:
--------------------
Fairview Heights               214    8/4/1994      $998     86.9%   83.3%        0.2%   4.6%    11.1%
Harborside Manor               281   9/30/1994      $684     91.0%   94.7%       -1.3%  -5.2%   -12.5%
Pearl Street                    60   5/17/1995      $626     94.5%   89.4%        2.3%   8.1%     7.7%
Village Green
(inclu Fairways)               448  12/19/1994      $712     90.0%   91.6%        0.6%  -1.2%    -8.5%
Westminster Place              240    1/1/1996      $685     90.9%   91.3%        0.7%   0.3%    11.2%
                            ------                ------     ----    ----         ---    ---      ---
    Total Syracuse
      Region                 1,243                  $746     89.9%   90.2%        0.2%  -0.2%    -1.7%      1.7%    3.2%

Washington DC Region:
---------------------
Braddock Lee                   255   3/16/1998    $1,204     94.8%   94.7%        2.5%   2.7%     6.1%
Brittany Place                 591   8/22/2002    $1,069     92.9%   91.9%        2.4%   3.5%    29.4%
Cider Mill                     864   9/27/2002    $1,053     95.4%   93.1%        2.2%   4.6%     9.8%
Cinnamon Run                   511  12/28/2005    $1,120     95.5%     n/a         n/a    n/a      n/a
East Meadow                    150    8/1/2000    $1,261     96.6%   95.8%        2.6%   3.5%     8.0%
Elmwood Terrace                504   6/30/2000      $844     92.3%   87.1%        1.6%   7.8%    17.9%
Falkland Chase                 450   9/10/2003    $1,203     94.4%   92.0%        4.0%   6.8%     2.2%
Orleans Village                851  11/16/2000    $1,247     94.7%   93.3%        6.0%   7.5%    14.6%
Park Shirlington               294   3/16/1998    $1,189     93.9%   93.8%        2.9%   2.9%    -4.3%
Peppertree Farm                881  12/28/2005    $1,092     84.9%     n/a         n/a    n/a      n/a
Seminary Hill                  296    7/1/1999    $1,184     95.9%   92.4%        1.4%   5.2%    14.0%
Seminary Towers                539    7/1/1999    $1,205     95.6%   92.3%        2.2%   5.8%    13.7%
Tamarron Apartments            132   7/16/1999    $1,307     96.0%   95.1%        7.7%   8.7%    19.5%
The Apts at
Wellington Trace               240    3/2/2004    $1,190     97.8%   95.6%        2.4%   4.8%     8.2%
The Manor - MD                 435   8/31/2001    $1,122     92.3%   92.8%        0.9%   0.4%     5.1%
The Manor - VA                 198   2/19/1999      $984     94.2%   94.0%        1.5%   1.6%    18.8%
The Sycamores                  185  12/16/2002    $1,264     97.8%   97.0%        6.5%   7.4%    18.9%
Virginia Village               344   5/31/2001    $1,212     95.9%   96.6%        1.2%   0.3%    -1.4%
West Springfield               244  11/18/2002    $1,330     94.8%   96.4%        6.6%   4.7%     9.4%
Woodleaf Apartments            228   3/19/2004    $1,044     92.8%   93.7%        4.7%   3.8%    14.8%
                            ------                ------     ----    ----         ---    ---      ---
    Total Washington DC
       Region                8,192                $1,136     93.7%   93.3%        3.2%   4.7%    10.9%     24.4%   21.1%

    TOTAL OWNED PORTFOLIO   38,625                $1,033     94.1%     n/a         n/a    n/a      n/a    100.0%  100.0%

    TOTAL CORE PORTFOLIO    35,820                $1,029     94.2%   93.7%        2.9%   3.5%    10.7%

June YTD
                                                                            YTD'06 Versus YTD'05
                                                                                   %Growth
                                                                            --------------------
                                                 YTD '06              Year                               YTD '06
                              # of        Date     Rent/   YTD '06     Ago      Rental Rental      NOI       NOI       %
                             Apts.       Acqu.       Mo.    Occup.  Occup.       Rates  Revs.    w/G&A     w/G&A  #Units
                             -----       -----       ---    ------  ------       -----  -----    -----     -----  ------

Baltimore Region:
-----------------
Bonnie Ridge                   960    7/1/1999      $980     93.3%   91.6%       -1.6%   0.1%    -0.5%
Canterbury Apartments          618   7/16/1999      $851     95.3%   93.1%        3.5%   5.9%     8.9%
Country Village                344   4/30/1998      $827     94.2%   91.8%        4.2%   6.9%    18.9%
Falcon Crest                   396   7/16/1999      $913     90.6%   88.5%        4.4%   6.9%    17.1%
Fenland Field                  234    8/1/2001    $1,039     95.2%   93.2%        2.0%   4.1%     5.2%
Gateway Village                132   7/16/1999    $1,189     90.8%   91.1%        5.3%   5.0%    10.5%
Mill Towne
  Village Apts                 384   5/31/2001      $809     94.3%   93.9%        3.8%   4.3%    11.3%
Morningside Heights          1,050   4/30/1998      $823     94.4%   94.1%        2.9%   3.2%     7.4%
Owings Run                     504   7/16/1999    $1,053     94.0%   94.2%        6.1%   5.9%    13.0%
Ridgeview at
Wakefield Valley               204   1/13/2005      $993     95.5%     n/a         n/a    n/a      n/a
Selford Townhomes              102   7/16/1999    $1,215     93.2%   92.9%        3.6%   3.9%     3.8%
Shakespeare Park                84   7/16/1999      $817     97.3%   96.9%        1.1%   1.4%     5.8%
Timbercroft
  Townhomes                    284   7/16/1999      $787     99.4%   98.5%        6.4%   7.4%    14.4%
Village Square
  Townhomes                    370   7/16/1999    $1,073     96.0%   95.2%        5.4%   6.4%     8.8%
Woodholme Manor                177   3/31/2001      $773     93.5%   90.7%        8.4%  11.8%    27.2%
                            ------                ------     ----    ----         ---    ---      ---
    Total Baltimore
      Region                 5,843                  $919     94.3%   93.1%        3.1%   4.4%     8.8%     15.3%   15.1%

Boston Region:
--------------
Gardencrest                    696   6/28/2002    $1,364     96.4%   94.5%        4.2%   6.3%     5.5%
Highland House                 172   5/31/2006    $1,128     93.3%     n/a         n/a    n/a      n/a
Liberty Place                  107    6/6/2006    $1,342     89.9%     n/a         n/a    n/a      n/a
Stone Ends                     280   2/12/2003    $1,200     96.1%   94.9%        3.1%   4.4%     9.9%
The Village
  at Marshfield                276   3/17/2004    $1,119     94.8%   93.9%        3.4%   4.4%    28.1%
                            ------                ------     ----    ----         ---    ---      ---
    Total Boston
      Region                 1,531                $1,273     96.0%   94.5%        3.8%   5.5%    10.5%      4.2%    4.0%

Buffalo, NY Region:
-------------------
Emerson Square                  96  10/15/1997      $692     97.0%   95.8%        1.6%   2.9%    -1.5%
Idylwood                       720    1/1/1995      $679     92.1%   93.3%        0.7%  -0.6%     1.4%
Paradise Lane                  324  10/15/1997      $696     86.9%   91.4%       -0.8%  -5.7%   -18.4%
Raintree Island                504    8/4/1994      $717     90.6%   89.0%       -1.8%  -0.1%    -4.9%
                            ------                ------     ----    ----         ---    ---      ---
    Total Buffalo
      Region                 1,644                  $695     90.9%   91.7%       -0.4%  -1.2%    -4.6%      2.0%    4.3%

Florida Region:
---------------
The Hamptons                   668    7/7/2004      $951     95.1%   96.1%       10.6%   9.5%    14.4%
Vinings at
  Hampton Village              168    7/7/2004    $1,025     95.4%   94.1%        9.5%  11.0%    25.6%
                            ------                ------     ----    ----         ---    ---      ---
    Total Florida
      Region                   836                  $966     95.2%   95.7%       10.3%   9.8%    16.6%      1.9%    2.2%

Hudson Valley Region:
---------------------
Carriage Hill                  140   7/17/1996    $1,198     93.0%   91.8%       -0.8%   0.5%    -4.2%
Cornwall Park                   75   7/17/1996    $1,593     92.6%   87.5%       -1.9%   3.8%     3.4%
Lakeshore Villas               152   7/17/1996    $1,064     91.3%   93.4%        2.7%   0.4%     3.2%
Patricia                       100    7/7/1998    $1,366     92.9%   95.8%        2.7%  -0.5%    -5.1%
Sherwood
  Consolidation                224  10/11/2002    $1,170     96.5%   97.0%       10.1%   9.4%    26.4%
Sunset Gardens                 217   7/17/1996      $928     95.6%   94.7%        2.6%   3.6%    -3.5%
                            ------                ------     ----    ----         ---    ---      ---
    Total Hudson Valley
      Region                   908                $1,155     94.0%   93.8%        3.3%   3.5%     3.9%      2.2%    2.4%

Illinois Region:
----------------
Blackhawk                      371  10/20/2000      $839     90.9%   89.8%        0.9%   2.3%    10.4%
Courtyards Village             224   8/29/2001      $766     96.3%   93.7%        2.1%   5.0%    18.1%
Cypress Place                  192  12/27/2000      $898     95.6%   92.9%        0.7%   3.7%     9.6%
The Colony                     783    9/1/1999      $807     95.6%   91.6%       -0.8%   3.6%    10.7%
The New Colonies               672   6/23/1998      $699     93.2%   90.7%       -0.4%   2.4%    11.2%
                            ------                ------     ----    ----         ---    ---      ---
    Total Illinois
      Region                 2,242                  $784     94.2%   91.4%        0.0%   3.2%    11.3%      3.8%    5.8%

Long Island, NY Region:
-----------------------
Bayview / Colonial             160   11/1/2000    $1,175     95.3%   95.4%        3.1%   3.0%     7.9%
Cambridge Village               82    3/1/2002    $1,523     95.6%   97.5%        7.0%   4.9%    15.8%
Coventry Village                94   7/31/1998    $1,355     95.3%   96.5%        1.9%   0.7%    -1.2%
Devonshire Hills               297   7/16/2001    $1,705     94.8%   96.2%        3.5%   2.0%     4.3%
East Winds                      96   11/1/2000    $1,137     96.4%   93.8%        2.6%   5.5%    16.9%
Hawthorne Court                434    4/4/2002    $1,362     93.3%   94.5%        3.6%   2.2%     8.1%
Heritage Square                 80    4/4/2002    $1,509     98.0%   98.3%        7.5%   7.1%     5.7%
Holiday Square                 144   5/31/2002    $1,078     95.5%   93.6%        4.7%   6.8%    23.6%
Lake Grove Apartments          368    2/3/1997    $1,388     94.4%   92.8%        2.1%   3.9%     6.1%
Maple Tree                      84   11/1/2000    $1,151     94.5%   92.2%        1.8%   4.3%    16.0%
Mid- Island Estates            232    7/1/1997    $1,246     92.2%   94.8%        2.3%  -0.5%     3.3%
Rider Terrace                   24   11/1/2000    $1,239     95.1%   91.2%        1.9%   6.3%    26.4%
Sayville Commons               342   7/15/2005    $1,374     98.3%     n/a         n/a    n/a      n/a
South Bay Manor                 61   9/11/2000    $1,523     90.3%   92.5%       -0.1%  -2.5%    10.0%
Southern Meadows               452   6/29/2001    $1,350     95.7%   94.9%        2.5%   3.4%     2.1%
Stratford Greens               359    3/1/2002    $1,407     94.9%   95.6%        2.8%   2.0%     1.7%
Terry Apartments                65   11/1/2000    $1,142     98.5%   98.2%        3.9%   4.3%    15.8%
Westwood Village Apts          242    3/1/2002    $2,141     95.0%   94.8%        3.8%   4.1%    15.1%
Woodmont Village Apts           96    3/1/2002    $1,272     95.7%   94.8%        3.6%   4.5%    10.6%
Yorkshire Village Apts          40    3/1/2002    $1,549     96.9%   97.3%        6.3%   5.9%     6.8%
                            ------                ------     ----    ----         ---    ---      ---
    Total Long Island
      Region                 3,752                $1,414     95.1%   94.9%        3.2%   3.0%     7.2%     14.0%    9.7%

Maine Region:
-------------
Liberty Commons                 84    8/1/2005      $626     98.5%     n/a         n/a    n/a      n/a
Mill Co. Gardens                95    7/7/1998      $751     94.1%   96.2%        1.6%  -0.7%    -3.1%
Redbank Village                500    7/7/1998      $799     93.1%   92.0%        1.3%   2.5%     3.4%
                            ------                ------     ----    ----         ---    ---      ---
   Total Maine
      Region                   679                  $771     93.8%   92.6%        1.3%   2.0%     2.5%      1.4%    1.8%

New Jersey Region:
------------------
Barrington Gardens             148    3/1/2005      $830     97.2%     n/a         n/a    n/a      n/a
Chatham Hill Apartments        308   1/30/2004    $1,562     95.7%   95.2%        6.5%   7.1%    38.2%
East Hill Gardens               33    7/7/1998    $1,421     99.5%   99.0%        4.0%   4.5%     8.8%
Hackensack Gardens             198    3/1/2005      $848     98.6%     n/a         n/a    n/a      n/a
Lakeview                       106    7/7/1998    $1,231     98.0%   94.0%        4.0%   8.5%     6.9%
Northwood Apartments           134   1/30/2004    $1,174     94.8%   95.5%        4.4%   3.7%    14.4%
Oak Manor                       77    7/7/1998    $1,701     98.3%   96.8%        2.2%   3.9%     5.7%
Pleasant View                1,142    7/7/1998    $1,043     95.3%   92.8%        2.7%   5.5%     5.2%
Pleasure Bay                   270    7/7/1998    $1,045     94.2%   95.4%        6.2%   4.8%     8.9%
Regency Club                   372   9/24/2004    $1,097     91.8%   96.2%        3.6%  -1.1%    -4.0%
Royal Gardens
  Apartments                   550   5/28/1997    $1,108     95.6%   91.5%        3.2%   7.8%     7.7%
Wayne Village                  275    7/7/1998    $1,262     97.5%   94.8%        5.3%   8.3%     6.4%
Windsor Realty                  67    7/7/1998    $1,129     94.8%   93.3%        3.8%   5.5%     6.2%
                            ------                ------     ----    ----         ---    ---      ---
    Total New Jersey
      Region                 3,680                $1,128     95.5%   94.0%        4.0%   5.5%     9.6%     10.5%    9.5%

Philadelphia Region:
--------------------
Beechwood Gardens              160    7/7/1998      $826     92.5%   93.5%        0.0%  -1.1%    13.3%
Castle Club                    158   3/15/2000      $924     93.7%   93.5%        3.1%   3.2%    10.4%
Chesterfield                   247   9/23/1997      $893     95.9%   96.2%        2.8%   2.5%    10.1%
Curren Terrace                 318   9/23/1997      $905     92.9%   95.1%       -0.1%  -2.4%    -3.1%
Executive House                100   9/23/1997      $948     90.5%   96.0%        3.4%  -2.5%    -9.8%
Glen Brook                     174   7/28/1999      $810     91.7%   92.3%        7.3%   6.6%    18.8%
Glen Manor                     174   9/23/1997      $760     90.6%   94.0%        0.4%  -3.3%    -1.2%
Golf Club                      399   3/15/2000    $1,005     92.5%   91.6%        0.3%   1.3%    10.0%
Hill Brook Place               274   7/28/1999      $870     94.4%   95.2%        3.6%   2.8%     9.5%
Home Properties
  of Bryn Mawr                 316   3/15/2000    $1,044     92.2%   91.5%        1.2%   2.0%    10.9%
Home Properties
  of Devon                     631   3/15/2000    $1,083     92.9%   86.6%        2.6%  10.0%    24.5%
Home Properties
  of Newark                    432   7/16/1999      $855     94.0%   95.9%        5.4%   3.4%     0.9%
New Orleans Park               442   7/28/1999      $809     95.0%   93.5%        2.9%   4.6%    10.5%
Racquet Club                   466    7/7/1998    $1,018     93.5%   96.2%        2.6%  -0.3%    -1.4%
Racquet Club South             103   5/27/1999      $874     94.0%   96.1%        3.0%   0.7%     8.2%
Ridley Brook                   244   7/28/1999      $867     96.6%   94.5%        4.1%   6.5%    14.8%
Sherry Lake                    298   7/23/1998    $1,153     93.7%   94.2%        2.9%   2.2%     8.9%
The Brooke at
  Peachtree Village            146   8/15/2005    $1,001     96.8%     n/a         n/a    n/a      n/a
The Landings                   384  11/25/1996      $964     93.4%   95.1%        1.2%  -0.7%     6.1%
Trexler Park                   249   3/15/2000    $1,054     88.3%   92.6%        3.2%  -1.5%    -0.2%
Trexler Park West               12   6/23/2006    $1,093      8.3%     n/a         n/a    n/a      n/a
Valley View                    177   9/23/1997      $829     89.4%   90.4%        3.8%   2.6%     3.6%
Village Square                 128   9/23/1997      $904     93.3%   96.5%       -0.1%  -3.3%     4.7%
William Henry                  363   3/15/2000    $1,104     91.9%   91.9%        1.3%   1.4%     0.7%
                            ------                ------     ----    ----         ---    ---      ---
    Total Philadelphia
      Region                 6,395                  $955     93.1%   93.1%        2.4%   2.3%     7.3%     15.0%   16.6%

Rochester, NY Region:
---------------------
1600 East Avenue               164   9/18/1997    $1,022     91.8%   89.1%       -1.9%   1.0%    11.0%
1600 Elmwood                   210    8/4/1994      $919     95.1%   94.5%       -0.7%   0.0%    -4.5%
Brook Hill                     192    8/4/1994      $853     92.8%   89.5%       -1.3%   2.3%     2.5%
Newcastle Apartments           197    8/4/1994      $749     93.0%   92.7%       -2.4%  -2.1%    -2.4%
Perinton Manor                 224    8/4/1994      $811     95.1%   94.0%       -1.2%   0.0%    13.0%
Riverton Knolls                240    8/4/1994      $853     91.6%   91.7%        1.9%   1.8%     6.0%
Spanish Gardens                220    8/4/1994      $676     94.0%   89.6%       -3.5%   1.2%    14.0%
The Meadows                    113    8/4/1994      $758     92.5%   98.0%       -1.2%  -6.7%   -17.8%
Woodgate                       120   6/30/1997      $788     92.4%   94.6%       -5.0%  -7.2%    -5.2%
                            ------                ------     ----    ----         ---    ---      ---
    Total Rochester
      Region                 1,680                  $826     93.2%   92.3%       -1.4%  -0.4%     2.8%      2.9%    4.3%

Syracuse, NY Region:
--------------------
Fairview Heights               214    8/4/1994    $1,002     88.0%   85.2%        1.3%   4.7%    12.8%
Harborside Manor               281   9/30/1994      $689     92.5%   96.0%        0.0%  -3.6%   -12.5%
Pearl Street                    60   5/17/1995      $625     92.2%   93.3%        2.8%   1.6%    -3.2%
Village Green
  (inclu Fairways)             448  12/19/1994      $708     89.0%   89.2%        0.6%   0.3%    -3.9%
Westminster Place              240    1/1/1996      $684     93.3%   92.3%        0.9%   2.0%    12.6%
                            ------                ------     ----    ----         ---    ---      ---
    Total Syracuse
      Region                 1,243                  $746     90.4%   90.4%        0.8%   0.7%     0.6%      1.7%    3.2%

Washington, DC Region:
----------------------
Braddock Lee                   255   3/16/1998    $1,201     95.7%   93.7%        2.7%   5.0%     7.3%
Brittany Place                 591   8/22/2002    $1,062     93.5%   90.5%        0.5%   3.8%    20.4%
Cider Mill                     864   9/27/2002    $1,047     94.7%   93.3%        1.7%   3.3%     6.2%
Cinnamon Run                   511  12/28/2005    $1,108     94.3%     n/a         n/a    n/a      n/a
East Meadow                    150    8/1/2000    $1,241     96.1%   96.3%        2.0%   1.8%     5.0%
Elmwood Terrace                504   6/30/2000      $839     91.5%   88.0%        1.2%   5.3%    17.5%
Falkland Chase                 450   9/10/2003    $1,199     94.9%   92.0%        4.8%   8.1%     4.6%
Orleans Village                851  11/16/2000    $1,237     95.0%   92.3%        5.2%   8.4%    14.6%
Park Shirlington               294   3/16/1998    $1,181     95.2%   91.6%        2.5%   6.5%     5.8%
Peppertree Farm                881  12/28/2005    $1,090     86.0%     n/a         n/a    n/a      n/a
Seminary Hill                  296    7/1/1999    $1,179     94.3%   90.9%        0.8%   4.6%     5.1%
Seminary Towers                539    7/1/1999    $1,206     94.1%   92.7%        2.8%   4.3%    10.2%
Tamarron Apartments            132   7/16/1999    $1,298     95.2%   94.6%        6.6%   7.2%    11.4%
The Apts at
  Wellington Trace             240    3/2/2004    $1,179     97.9%   95.7%        0.5%   2.8%     6.3%
The Manor - MD                 435   8/31/2001    $1,120     92.4%   91.3%        0.9%   2.1%     9.4%
The Manor - VA                 198   2/19/1999      $983     94.8%   94.1%        3.2%   4.0%     9.3%
The Sycamores                  185  12/16/2002    $1,254     97.2%   96.3%        6.4%   7.4%    18.6%
Virginia Village               344   5/31/2001    $1,205     95.6%   96.2%        0.7%   0.0%    -0.3%
West Springfield               244  11/18/2002    $1,315     94.7%   97.3%        6.3%   3.5%     7.1%
Woodleaf Apartments            228   3/19/2004    $1,027     93.0%   92.8%        3.9%   4.2%    12.8%
                            ------                ------     ----    ----         ---    ---      ---
    Total Washington DC
     Region                  8,192                $1,129     93.7%   92.8%        2.8%   4.7%     9.6%     25.1%   21.1%

    TOTAL OWNED PORTFOLIO   38,625                $1,027     94.0%     n/a         n/a    n/a      n/a    100.0%  100.0%

    TOTAL CORE PORTFOLIO    35,820                $1,024     94.1%   93.3%        2.7%   3.7%     8.0%

           Economic Occupancy Comparison By Regions - Core Properties

-------------------------------------------------------------------------------
Sequential Comparison
---------------------

Region                                   % Units    2Q '06    1Q '06   Variance
------                                   -------    ------    ------   --------

New Jersey, Long Island, Hudson Valley     21.4%     95.2%     94.7%       0.5%
Washington                                 19.0%     94.7%     94.4%       0.3%
Philadelphia                               17.4%     93.2%     92.8%       0.4%
Baltimore                                  15.7%     94.3%     94.2%       0.1%
Upstate, NY                                12.7%     91.1%     92.1%      -1.0%
Misc.                                       7.5%     95.4%     94.9%       0.5%
Chicago                                     6.3%     94.2%     94.2%       0.0%

Total Core                                100.0%     94.2%     94.1%       0.1%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Year over Year Comparison
-------------------------

Region                                   % Units    2Q '06    2Q '05   Variance
------                                   -------    ------    ------   --------

New Jersey, Long Island, Hudson Valley     21.4%     95.2%     95.0%       0.2%
Washington                                 19.0%     94.7%     93.3%       1.4%
Philadelphia                               17.4%     93.2%     93.5%      -0.3%
Baltimore                                  15.7%     94.3%     93.3%       1.0%
Upstate, NY                                12.7%     91.1%     92.0%      -0.9%
Misc.                                       7.5%     95.4%     95.0%       0.4%
Chicago                                     6.3%     94.2%     92.2%       2.0%

Total Core                                100.0%     94.2%     93.7%       0.5%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
June vs Quarter Comparison
--------------------------

Region                                   % Units   Jun '06    2Q '06   Variance
------                                   -------   -------    ------   --------

New Jersey, Long Island, Hudson Valley     21.4%     95.6%     95.2%       0.4%
Washington                                 19.0%     95.0%     94.7%       0.3%
Philadelphia                               17.4%     93.0%     93.2%      -0.2%
Baltimore                                  15.7%     93.8%     94.3%      -0.5%
Upstate, NY                                12.7%     90.0%     91.1%      -1.1%
Misc.                                       7.5%     94.7%     95.4%      -0.7%
Chicago                                     6.3%     94.1%     94.2%      -0.1%

Total Core                                100.0%     94.3%     94.2%       0.1%

-------------------------------------------------------------------------------

Net Operating Results - Core Properties

-------------------------------------------------------------------------------
Sequential Results
Second Quarter 2006 Versus First Quarter 2006
---------------------------------------------
Region                                  % Units   Revenues   Expenses       NOI
------                                  -------   --------   --------       ---
New Jersey, Long Island, Hudson Valley    21.4%       1.7%     -21.3%     21.6%
Washington                                19.0%       1.6%     -11.4%     10.6%
Philadelphia                              17.4%       2.4%     -19.4%     23.5%
Baltimore                                 15.7%       1.6%     -14.5%     11.2%
Upstate, NY                               12.7%       0.9%     -10.9%     17.7%
Misc.                                      7.5%       2.1%     -14.5%     15.4%
Chicago                                    6.3%       1.3%      -5.1%      7.9%
                                         -----        ---        ---      ----
Total Core                               100.0%       1.7%     -15.7%     16.3%
                                         =====        ===       ====      ====
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Year Over Year Results
Second Quarter 2006 Versus Second Quarter 2005
----------------------------------------------
Region                                  % Units   Revenues   Expenses       NOI
------                                  -------   --------   --------       ---
New Jersey, Long Island, Hudson Valley    21.4%       4.7%      -4.4%     11.2%
Washington                                19.0%       6.9%       0.6%     11.2%
Philadelphia                              17.4%       5.6%      -1.9%     11.8%
Baltimore                                 15.7%       7.3%      -0.8%     12.1%
Upstate, NY                               12.7%       0.7%       1.2%      0.1%
Misc.                                      7.5%       6.8%       1.1%     11.0%
Chicago                                    6.3%       5.2%      -3.7%     16.8%
                                         -----        ---        ---      ----
Total Core                               100.0%       5.4%      -1.4%     10.7%
                                         =====        ===        ===      ====
-------------------------------------------------------------------------------

Resident Statistics

Top Six Reasons for Moveouts
----------------------------------------------------------------------------------------------------------------------------------
                          2Q '06      1Q '06       4Q '05       3Q '05      2Q '05      1Q '05    Year '05     Year '04   Year '03
                          ------      ------       ------       ------      ------      ------    --------     --------   --------
Home purchase             18.70%      17.60%       19.00%       20.80%      19.40%      18.50%      19.40%       19.50%     19.60%
Employment related        15.70%      16.40%       16.30%       15.30%      15.80%      15.10%      15.60%       15.50%     14.90%
Eviction/skip             12.30%      14.70%       15.00%       11.20%      10.80%      15.30%      13.10%       12.30%     12.60%
Location convenience/
     apartment size       11.70%      11.50%       11.50%       14.60%      13.00%      11.90%      12.80%       12.30%     12.20%
Domestic Situation         9.50%       7.10%        7.50%       10.00%       9.40%       5.50%       8.10%        8.00%      8.40%
Rent level                 8.70%       9.10%        8.90%        8.80%      10.10%       8.90%       9.20%        9.60%      9.10%
----------------------------------------------------------------------------------------------------------------------------------

Traffic                                                                   Turnover
-----------------------------------------------------------------------------------------------------------------------
                                                   Signed       Signed
                         Traffic     Traffic       Leases       Leases
                          2Q '06    Year '06       2Q '06     Year '06
                              To          To           To           To
                          2Q '05    Year '05       2Q '05     Year '05      2Q '06      2Q '05    Year '06     Year '05
                          ------    --------       ------     --------      ------      ------    --------     --------
Region
Baltimore                   -21%        -10%         -28%         -12%         11%         12%         19%          20%
Buffalo                      18%         20%          23%          13%         21%         18%         32%          27%
Chicago                      -7%         -1%          -7%         -10%         14%         15%         24%          27%
Florida                      13%         34%         -34%         -21%         11%         12%         22%          22%
Hudson Valley               -22%        -17%         -14%           2%         11%         11%         20%          21%
Long Island                 -17%        -14%          -3%          -6%          9%         11%         19%          20%
New Jersey                   -8%         -3%          12%          -4%         10%          9%         17%          17%
Philadelphia                 -2%          5%           3%           2%         12%         12%         20%          20%
Rochester                   -19%         -5%         -12%           9%         18%         16%         27%          24%
Syracuse                      3%         -4%         -10%          -2%         17%         19%         26%          27%
Washington                   -1%          2%         -20%          -8%         11%         12%         20%          21%
                             --          --           --           --          --          --          --           --
Total Core Portfolio         -7%         -1%         -10%          -4%         12%         12%         21%          21%
-----------------------------------------------------------------------------------------------------------------------

Bad Debts as % of Rents - Core Portfolio
----------------------------------------------------------------------
                          2Q '06      2Q '05     Year '06     Year '05
                          ------      ------     --------     --------
                           0.68%       0.39%        0.66%        0.52%
----------------------------------------------------------------------

Core Properties Net Operating Income Detail

                              2Q '06      2Q '05      Quarter           %    Year '06   Year '05         Year           %
                              Actual      Actual     Variance    Variance      Actual     Actual     Variance    Variance
                              ------      ------     --------    --------      ------     ------     --------    --------

Rent                         104,235     100,702        3,533        3.5%     207,180    199,837        7,343        3.7%
Utility Recovery               1,840         176        1,664      945.5%       3,630        279        3,351     1201.1%
                             -------      ------        -----       ----      -------    -------        -----     ------
Rent Including Recoveries    106,075     100,878        5,197        5.2%     210,810    200,116       10,694        5.3%
Other Income                   5,662       5,092          570       11.2%      10,765      9,467        1,298       13.7%
                             -------      ------        -----       ----      -------    -------        -----     ------
Total Income                 111,737     105,970        5,767        5.4%     221,575    209,583       11,992        5.7%
Operating & Maintenance      (45,568)    (46,216)         648        1.4%     (99,149)   (96,238)      (2,911)      -3.0%
                             -------      ------        -----       ----      -------    -------        -----     ------
Net Core NOI                  66,169      59,754        6,415       10.7%     122,426    113,345        9,081        8.0%
                             =======      ======        =====       ====      =======    =======        =====     ======

Occupancy %                    94.2%       93.7%         0.5%                   94.1%      93.3%         0.8%
                                               .
Weighted Avg Rent            $ 1,029     $ 1,000        $  29        2.9%     $ 1,024      $ 997        $  27        2.7%

Core Properties Operating Expense Detail

                                   2Q '06    2Q '05     Quarter           %    Year '06    Year '05        Year           %
                                   Actual    Actual    Variance    Variance      Actual      Actual    Variance    Variance
                                   ------    ------    --------    --------      ------      ------    --------    --------
Electricity                         1,839     1,714       (125)       -7.3%       3,755       3,453       (302)       -8.7%
Gas                                 3,434     3,703         269        7.3%      14,290      12,185     (2,105)      -17.3%
Water & Sewer                       3,049     2,675       (374)      -14.0%       5,943       5,376       (567)      -10.5%
Repairs & Maintenance               7,422     7,154       (268)       -3.7%      12,820      12,564       (256)       -2.0%
Personnel Expense                   9,617    10,183         566        5.6%      19,771      20,794       1,023        4.9%
Site Level Incentive Compensation     716       913         197       21.6%       1,319       1,246        (73)       -5.9%
Advertising                         1,156     1,495         339       22.7%       2,394       2,835         441       15.6%
Legal & Professional                  421       373        (48)      -12.9%         972         726       (246)      -33.9%
Office & Telephone                  1,716     1,800          84        4.7%       3,575       3,595          20        0.6%
Property Ins.                       1,681     1,468       (213)      -14.5%       3,861       2,913       (948)      -32.5%
Real Estate Taxes                  10,453    10,903         450        4.1%      21,588      21,930         342        1.6%
Snow                                   19        73          54       74.0%         591       1,138         547       48.1%
Trash                                 702       701         (1)       -0.1%       1,408       1,378        (30)       -2.2%
Property Management G & A           3,343     3,061       (282)       -9.2%       6,862       6,105       (757)      -12.4%
                                   ------    ------         ---        ---       ------      ------     ------         ---
Total Core                         45,568    46,216         648        1.4%      99,149      96,238     (2,911)       -3.0%
                                   ======    ======         ===        ===       ======      ======     ======         ===

Summary Of Recent Acquisitions

                                                                                    (1)                   Wgtd. Avg.
                                                            Purchase      # of      CAP      Purchase      Price Per
Community                               Market    State         Date     Units     Rate    Price (mm)           Unit
--------------------------------------------------------------------------------------------------------------------
2006 Acquisitions
Highland House                          Boston       MA    5/31/2006       172     6.3%         $17.9       $104,006
Liberty Place                           Boston       MA     6/6/2006       107     6.6%         $14.9       $139,178
                                                                         -----     ---         ------       --------
                                                            Subtotal       279     6.4%         $32.8       $117,495

                                                                                    (1)                   Wgtd. Avg.
                                                            Purchase      # of      CAP      Purchase      Price Per
Community                               Market    State         Date     Units     Rate    Price (mm)           Unit
--------------------------------------------------------------------------------------------------------------------
2005 Acquisitions
Ridgeview at Wakefield Valley        Baltimore       MD    1/13/2005       204     7.1%         $19.7        $96,436
Hackensack Gardens                  New Jersey       NJ     3/1/2005       198     5.3%         $12.9        $65,192
Barrington Gardens                  New Jersey       NJ     3/1/2005       148     7.1%          $7.4        $50,176
Sayville Commons                   Long Island       NY    7/15/2005       342     5.4%         $63.6       $185,965
The Brooke at Peachtree Village   Philadelphia       PA    8/15/2005       146     5.7%         $16.0       $109,884
Peppertree Farm *                      NoVA/DC       MD   12/28/2005       881     6.1%         $96.7       $109,805
Cinnamon Run                           NoVA/DC       MD   12/28/2005       511     6.2%         $67.7       $132,534
                                                                         -----     ---         ------       --------
                                                            Subtotal     2,430     6.0%        $284.1       $116,919

*    Purchase  Price is $7.2 million  less than  reported in  acquisition  press release due to GAAP fair market value  adjustment  for OP Units issued at a price above current market value.

                                                           TOTAL YTD     2,430     6.0%        $284.1       $116,919
                                                                         =====     ===         ======       ========

--------------------------------------------------------------------------------------------------------------------
Total 2006 and 2005 Acquisitions                                         2,709     6.1%        $316.9       $116,978
--------------------------------------------------------------------------------------------------------------------

(1)  CAP  rate  based  on  projected  NOI at the  time of  acquisition  after an allowance for a 3% management fee but before capital expenditures

Summary Of Recent Sales

                                                                                     (1)                          Wgtd. Avg.
                                                                 Sale      # of      CAP             Sales         Price Per
Community                          Market          State         Date     Units     Rate        Price (mm)              Unit
----------------------------------------------------------------------------------------------------------------------------
2006 Sales
Fairmount & Kensington             New Jersey      NJ        4/5/2006        92     4.0%              $9.2           $99,478
Detroit Portfolio (19 properties)  Detroit         MI       6/29/2006     5,046     8.3%            $228.8           $45,334
                                                                          -----     ---             ------           -------
                                                            Total YTD     5,138     8.1%            $237.9           $46,304
                                                                          =====     ===             ======           =======

                                                                                     (1)                          Wgtd. Avg.
                                                                 Sale      # of      CAP             Sales         Price Per
Community                          Market          State         Date     Units     Rate        Price (mm)              Unit
----------------------------------------------------------------------------------------------------------------------------
2005 Sales
Cedar Glen                         Philadelphia    PA        7/8/2005       110     7.0%              $5.9           $53,636
Pavilion                           NoVA/DC         MD      11/10/2005       432     3.6%            $117.1          $271,162
Wellington Lakes & Woods           NoVA/DC         VA      11/29/2005       274     5.8%             $19.5           $71,281
                                                                          -----     ---             ------           -------
                                                            Total YTD       816     4.0%            $142.6          $174,722
                                                                          =====     ===             ======           =======

----------------------------------------------------------------------------------------------------------------------------
Combined 2006 and 2005                                                    5,954     6.6%            $380.5           $63,903
----------------------------------------------------------------------------------------------------------------------------

(1)  CAP rate based on projected  NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

Breakdown Of Owned Units By Market

                                           Net                                         Net
                                     Acquired/                                   Acquired/
                                     Developed          As of     12/31/2005     Developed        As of       Current
Market                      State      in 2005     12/31/2005     % of Units       in 2006    6/30/2006    % of Units
------                      -----      -------     ----------     ----------       -------    ---------    ----------
Suburban New York City      NY/NJ          688          8,432         19.41%           -92        8,340        21.59%
Suburban Washington         DC             687          8,192         18.86%             0        8,192        21.21%
Philadelphia                PA              35          5,948         13.69%            15        5,963        15.44%
Baltimore                   MD             204          5,842         13.45%             1        5,843        15.13%
Detroit                     MI               0          5,046         11.62%        -5,046            0         0.00%
Upstate New York            NY               0          4,567         10.52%             0        4,567        11.82%
Chicago                     IL               0          2,242          5.16%             0        2,242         5.80%
Boston                      MA               0          1,252          2.88%           279        1,531         3.96%
Florida                     FL               0            836          1.92%             0          836         2.16%
Portland                    ME              48            643          1.48%            36          679         1.76%
Dover                       DE               0            432          0.99%             0          432         1.12%
                                         -----         ------         -----          -----       ------        -----
Total                                    1,662         43,432         100.0%        -4,807       38,625        100.0%
                                         =====         ======         =====          =====       ======        =====

Debt Summary Schedule

FIXED
-----
                                                                                                            MATURITY  YEARS TO
PROPERTY                                  LENDER                            RATE              BALANCE           DATE  MATURITY
--------                                  ------                            ----              -------           ----  --------
Mill Towne Village                        Prudential-Fannie Mae            6.325            8,530,000       01/01/07      0.51
Woodgate Place                            ARCS - Fannie Mae                7.865            3,097,809       01/01/07      0.51
Brittany Place (*)                   (1)  KeyBank RE Cap                   4.780           17,769,395       06/11/07      0.95
Seminary Towers - 1st                     Wachovia Bank                    8.220            1,687,996       06/25/07      0.99
Seminary Towers - 2nd                     Wachovia Bank                    8.400              747,227       06/25/07      0.99
Seminary Towers - 3rd                     Wachovia Bank                    5.350           15,735,476       06/25/07      0.99
Seminary Towers - 4th                     Wachovia Bank                    5.390           10,000,000       06/25/07      0.99
Southern Meadows (*)                 (1)  KeyBank RE Cap                   7.250           18,900,192       07/11/07      1.03
Courtyards Village (*)               (1)  Berkshire Mtg-Freddie            6.670            4,782,504       08/01/07      1.09
Royal Gardens Apts. - 1st                 M&T Realty - Freddie Mac         4.900           30,634,352       11/01/07      1.34
Royal Gardens Apts. - 2nd                 M&T Realty - Freddie Mac         4.550            1,440,116       11/01/07      1.34
Fenland Field                             Prudential-Fannie Mae            5.050           11,983,374       12/01/07      1.42
Home Properties at Newark                 Prudential-Fannie Mae            4.840           16,415,837       12/01/07      1.42
Village Square 1, 2 & 3                   Prudential-Fannie Mae            5.050           20,889,362       12/01/07      1.42
Cypress Place                             Reilly - Fannie Mae              7.130            6,051,111       01/01/08      1.51
The Landings -1st                         CharterMac-Fannie Mae            6.930            9,019,837       01/01/08      1.51
The Landings - 2nd                        CharterMac-Fannie Mae            6.740            3,586,921       01/01/08      1.51
Virginia Village                          Wachovia - Svcr                  6.910            8,861,262       01/01/08      1.51
Cambridge Village - 1st (*)          (1)  North Fork Bank                  5.960            2,561,100       03/01/08      1.67
Cambridge Village - 2nd                   North Fork Bank                  5.250              544,476       03/01/08      1.67
Yorkshire Village (*)                (1)  North Fork Bank                  5.810            1,467,014       03/01/08      1.67
Chatham Hill - 1st (*)               (1)  Bank of New York                 3.900           19,141,316       07/01/08      2.01
Racquet Club South                        NorthMarq - Freddie              6.980            2,810,268       07/01/08      2.01
Westwood Village - 1st (*)           (1)  M and T Bank                     5.940           15,412,802       10/31/08      2.34
Westwood Village - 2nd (*)           (1)  M and T Bank                     5.940              880,474       11/01/08      2.34
Westwood Village - 3rd                    M and T Bank                     5.550           17,657,488       11/01/08      2.34
Stone Ends                                Prudential-Fannie Mae            4.530           23,026,722       11/01/08      2.34
Golf Club Apartments                      ARCS - Fannie                    6.585           15,515,886       12/01/08      2.42
Devonshire - 2nd                          Wachovia - Fannie Mae            6.720            4,682,263       01/01/09      2.51
Heritage Square                           CharterMac-Fannie                5.150            6,336,231       07/01/09      3.01
Blackhawk                                 M&T Realty - Freddie Mac         5.060           13,388,639       12/01/09      3.42
William Henry                             NorthMarq - Freddie              5.310           22,746,561       12/01/09      3.42
Braddock Lee                              Prudential-Fannie Mae            4.575           21,416,000       01/01/10      3.51
Elmwood Terrace                           CharterMac-Fannie Mae            5.300           21,234,910       01/01/10      3.51
Glen Manor                                Prudential-Fannie Mae            5.065            5,848,561       01/01/10      3.51
Hill Brook Apts                           M&T Realty - Freddie Mac         5.210           11,284,332       01/01/10      3.51
Lakeview                                  Prudential-Fannie Mae            4.575            8,713,962       01/01/10      3.51
Pleasure Bay                              Prudential-Fannie Mae            4.575           15,149,023       01/01/10      3.51
Ridley Brook                              Prudential-Fannie Mae            4.865            9,752,312       01/01/10      3.51
Sherry Lake                               GMAC - Freddie Mac               5.180           19,623,603       01/01/10      3.51
Windsor Realty                            Prudential-Fannie Mae            4.575            4,690,705       01/01/10      3.51
Bayview/Colonial                          M&T Realty - Freddie Mac         4.950           11,579,042       03/01/10      3.67
East Winds Apartments                     M&T Realty - Freddie Mac         4.990            6,575,435       03/01/10      3.67
Multi-Property                            M&T Realty - Freddie Mac         7.575           45,400,000       05/01/10      3.84
Cider Mill - 1st (*)                 (1)  Berkshire Mtg-Freddie            4.720           43,815,020       10/01/10      4.26
Cider Mill - 2nd                          Berkshire Mtg-Freddie            5.180           18,257,239       10/01/10      4.26
Home Properties at Devon                  Prudential-Fannie Mae            7.500           28,892,000       10/01/10      4.26
Trexler Park                              Prudential-Fannie Mae            7.500           10,140,000       10/01/10      4.26
Multi-Property                            Prudential-Fannie Mae            7.250           32,978,000       01/01/11      4.51
Multi-Property                            Prudential-Fannie Mae            6.360            8,141,000       01/01/11      4.51
Multi-Property                            Prudential-Fannie Mae            6.160           58,881,000       01/01/11      4.51
Orleans Village - 1st                     Prudential-Fannie Mae            6.815           43,745,000       01/01/11      4.51
Orleans Village - 2nd                     Prudential-Fannie Mae            5.360           22,248,000       01/01/11      4.51
New Orleans/Arbor Crossing                Prudential-Fannie Mae            4.860           19,325,141       03/01/11      4.67
Racquet Club East - 1st                   Prudential-Fannie Mae            6.875           21,468,972       04/01/11      4.76
Racquet Club East - 2nd                   Prudential-Fannie Mae            5.490           10,460,779       04/01/11      4.76
The Meadows Apartments                    Prudential-Fannie Mae            6.875            3,309,495       05/01/11      4.84
Timbercroft Townhomes 1 - 1st             GMAC - HUD                       8.500              522,151       05/01/11      4.84
Lake Grove - 1st                          Prudential-Fannie Mae            6.540           26,121,225       12/01/11      5.42
Lake Grove - 2nd                          Prudential-Fannie Mae            5.510           11,216,530       12/01/11      5.42
Multi-Property Notes Pay                  Seller Financing                 4.000              498,997       02/01/12      5.59
Timbercroft III - 1st                     GMAC - HUD                       8.000              745,601       02/01/12      5.59
Emerson Square                            M&T Realty - Freddie Mac         6.850            2,185,423       03/01/12      5.67
Fairview                                  M&T Realty - Freddie Mac         6.850            7,354,423       03/01/12      5.67
Paradise Lane                             M&T Realty - Freddie Mac         6.830            8,578,586       03/01/12      5.67
Perinton Manor                            M&T Realty - Freddie Mac         6.850            9,097,725       03/01/12      5.67
Castle Club Apartments                    NorthMarq - Freddie              7.080            6,675,413       05/01/12      5.84
Gateway Village                           Prudential-Fannie Mae            6.885            6,924,888       05/01/12      5.84
The Colonies                              Prudential-Fannie Mae            7.110           20,590,496       06/01/12      5.93
Carriage Hill - NY                        M&T Realty - Freddie Mac         6.850            5,727,808       07/01/12      6.01
Cornwall Park                             M&T Realty - Freddie Mac         6.830            5,535,951       07/01/12      6.01
Harborside Manor - 1st                    M&T Realty - Freddie Mac         6.850            7,207,492       07/01/12      6.01
Harborside Manor - 2nd                    M&T Realty - Freddie Mac         5.680            1,179,978       07/01/12      6.01
Lakeshore Villas                          M&T Realty - Freddie Mac         6.850            4,949,781       07/01/12      6.01
Patricia Apts                             M&T Realty - Freddie Mac         6.830            5,249,609       07/01/12      6.01
Pearl Street                              M&T Realty - Freddie Mac         6.830            1,083,328       07/01/12      6.01
Sunset Gardens - 1st                      M&T Realty - Freddie Mac         6.830            5,822,293       07/01/12      6.01
Sunset Gardens - 2nd                      M&T Realty - Freddie Mac         5.520            2,802,136       07/01/12      6.01
Westminister Place                        M&T Realty - Freddie Mac         6.850            6,491,515       07/01/12      6.01
Woodholme Manor                           Prudential-Fannie Mae            7.165            3,724,412       07/01/12      6.01
Regency Club - 1st (*)               (1)  CharterMac-Fannie Mae            4.840           18,595,200       10/01/12      6.26
Regency Club - 2nd                        CharterMac-Fannie Mae            4.950            7,808,664       10/01/12      6.26
Liberty Place                        (1)  CW Capital- Fannie               5.710            6,530,017       11/01/12      6.35
Hackensack Gardens - 1st                  Wash Mutual-Fannie Mae           5.260            4,771,252       03/01/13      6.67
Hackensack Gardens - 2nd                  Wash Mutual-Fannie Mae           5.440            4,585,202       03/01/13      6.67
Canterbury Apartments                     M&T Realty-Fannie Mae            5.020           29,327,848       05/01/13      6.84
Morningside                               JPMorganChase                    6.990           17,291,682       05/01/13      6.84
Multi-Property                            Prudential - Fannie Mae          6.475          100,000,000       08/31/13      7.18
1600 Elmwood Ave                          NorthMarq - Freddie              5.630           10,788,021       10/01/13      7.26
Brook Hill                                M&T Realty - Freddie Mac         5.480            8,345,621       04/01/14      7.76
Falkland Chase                            CharterMac-Fannie Mae            5.480           14,513,002       04/01/14      7.76
Wellington Trace                          M&T Realty - Freddie Mac         5.520           25,787,843       04/01/14      7.76
Hawthorne Court                           CharterMac-Fannie Mae            5.270           37,492,735       07/01/14      8.01
Curren Terrace                            M&T Realty - Freddie Mac         5.360           14,657,111       10/01/14      8.26
Raintree                                  Capitalized Lease                4.920            5,565,507       12/01/14      8.43
Stratford Greens                          North Fork Bank                  5.750           33,303,559       07/01/15      9.01
Sayville Commons                          M&T Realty - Freddie Mac         5.000           43,066,192       08/01/15      9.09
Cinnamon Run                              M&T Realty - Freddie Mac         5.250           52,300,000       01/01/16      9.51
Peppertree Farm                           M&T Realty - Freddie Mac         5.250           80,500,000       01/01/16      9.51
The Hamptons/Vinings at Hamptons          Prudential-Fannie Mae            5.565           54,566,991       02/01/16      9.60
Mid-Island                                Prudential-Fannie Mae            5.480           19,913,000       04/01/16      9.76
Owings Run 1 & 2                          Prudential-Fannie Mae            5.590           43,081,000       04/01/16      9.76
Devonshire - 1st                          Wachovia - Fannie Mae            5.600           39,882,737       04/01/16      9.76
Country Village                           CharterMac-Fannie Mae            5.520           20,017,000       06/01/16      9.93
Bonnie Ridge - 1st                        Prudential                       6.600           15,323,834       12/15/18     12.47
Bonnie Ridge - 2nd                        Prudential                       6.160           19,215,442       12/15/18     12.47
Timbercroft Townhomes 1 - 2nd             M&T Realty - HUD               8.375            1,944,445       06/01/19     12.93
Timbercroft III - 2nd                     M&T Realty - HUD               8.375            2,864,010       06/01/19     12.93
Village Green - Fairways                  ARCS - Fannie Mae                8.230            3,602,158       10/01/19     13.26
Raintree                                  Leasehold Mortgage               8.500              977,413       04/30/20     13.84
Shakespeare Park                          Reilly Mortgage - HUD            7.500            2,307,318       01/01/24     17.52
Holiday Square (*)                   (1)  Red Capital - HUD                6.700            3,438,293       03/01/24     17.68
Bari Manor (*)                       (1)  Wachovia (Servicer)              4.440            2,821,100       10/11/28     22.30
Hudson View Estates (*)              (1)  Wachovia (Servicer)              4.500            2,187,663       10/11/28     22.30
Sherwood Townhouses (*)              (1)  Wachovia (Servicer)              4.290              683,686       10/11/28     22.30
Sparta Green (*)                     (1)  Wachovia (Servicer)              4.440            1,783,601       10/11/28     22.30
Highland House                       (1)  Arbor Comml - Fannie             6.320            6,610,179       01/01/29     22.52
Briggs-Wedgewood                     (2)  Berkshire Mtg - HUD              6.000           16,877,796       11/01/34     28.36
The Village At Marshfield (*)        (1)  Capstone Realty - HUD            5.950           24,176,428       01/01/42     35.53
                                                                                        -------------
     WTD AVG - FIXED SECURED                                               5.809        1,787,022,854                     6.45
     % OF PORTFOLIO - FIXED                                                                     95.6%

VARIABLE SECURED
----------------
Barrington Gardens 30L+165                Wachovia Bank                    6.770            4,260,000       03/15/08      1.71
Chatham Hill 2nd - 30L+150                Bank of New York                 6.520            6,327,553       07/01/08      2.01
Falkland Chase BMA Index + 1.12           MontCtyHOC-Fannie Mae            4.538           24,695,000       10/01/30     24.27
                                                                                        -------------
     WTD AVG - VARIABLE SECURED                                            5.163           35,282,553                    17.55
                                                                                        -------------
     WTD AVG - TOTAL SECURED DEBT                                          5.796        1,822,305,407                     6.62
                                                                                        -------------

VARIABLE UNSECURED - LINE OF CREDIT
-----------------------------------
LINE OF CREDIT                            M and T Bank et. al.             6.052           47,000,000       09/01/08      2.18
                                                                                        -------------
Adjusts Daily LIBOR + 75

------------------------------------------------------------------------
     WTD AVG - COMBINED DEBT                                               5.803        1,869,305,407                     6.50
                                                                                        =============
------------------------------------------------------------------------

---------------------------------------------------------------------------------                                    ----------
WTG AVG - TOTAL SECURED DEBT                                               5.796                                          6.62
---------------------------------------------------------------------------------                                    ----------
WTD AVG - TOTAL PORTFOLIO                                                  5.803                                          6.50
---------------------------------------------------------------------------------                                    ----------

(1)  General ledger balance and rate have been adjusted  pursuant to FAS #141 to reflect fair market value of debt.

(2)  Affordable general partner minority interest property consolidated pursuant to FIN 46R.

-------------------------------------------------------------------------------
                            UNENCUMBERED PROPERTIES

1600 East Avenue                  164      Northwood Apartments             134
Beechwood Gardens                 160      Rider Terrace                     24
Coventry Village                   94      Ridgeview at Wakefield Valley    204
East Hill Gardens                  33      Sherwood House                     6
Gardencrest                       696      Terry Apartments                  65
Glen Brook                        174      The Brooke at Peachtree          146
Holiday Square - Muncy             23      The Colony                       783
Idylwood                          720      The Sycamores                    185
Liberty Commons                    84      Trexler Park West                 12
Maple Tree                         84      West Springfield Terrace         244
Newcastle Apartments              197      Woodleaf Apartments              228

Total Free and Clear Properties:   22      Units:                         4,460
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   FIXED RATE
                             MATURING DEBT SCHEDULE
-------------------------------------------------------------------------------
                          MATURING                WTD AVG            Percent of
       YEAR                 DEBT                     RATE                 Total
       ----                 ----                     ----                 -----
       2006                                                               0.00%
       2007              162,613,639                 5.49                 9.10%
       2008              126,536,677                 5.64                 7.08%
       2009              47,153,693                  5.36                 2.64%
       2010              282,372,144                 5.69                15.80%
       2011              258,417,294                 6.31                14.46%
       2012              145,359,736                 6.45                 8.13%
       2013              166,764,005                 6.15                 9.33%
       2014              106,361,819                 5.37                 5.95%
       2015              76,369,751                  5.33                 4.27%
2016 - 2042              415,074,096                 5.64                23.24%
                         -----------                 ----                -----

      TOTAL             1,787,022,854                5.81               100.00%
-------------------------------------------------------------------------------

NAV calculation as of June 30, 2006

Nominal Cap Rate (after 3% G & A, before capital expenditures) [1]                  6.15%
                                                                               ----------

2nd QTR 2006
------------
Rent                                                                              113,358
Property other income                                                               7,966
Operating & maintenance expense                                                  (49,397)
                                                                               ----------
Property NOI                                                                       71,927
Adjustment for 2nd QTR acquisitions                                                   360
                                                                               ----------
Effective 2nd QTR "run rate"                                                       72,287

Annualized (for 2nd qtr seasonality) 26.2%                                        275,905
NOI growth for next 12 months @       3.0%                                          8,277
                                                                               ----------
Adjusted NOI                                                                      284,182

Real estate value using above cap rate                                          4,620,843
Balance sheet, including FIN 46R and Held for Sale
--------------------------------------------------
Cash                                                                                7,180
Construction in progress at book value                                              7,503
Other assets                                                                      119,525
Less:
  Deferred charges                                                               (11,283)
  Intangible                                                                        (471)
                                                                               ----------
Gross value                                                                     4,743,297
Less liabilities & perpetual preferred stock                                   (2,002,601)
                                                                               ----------
Net Asset Value                                                                $2,740,696
                                                                               ==========
Per share/unit - fully diluted, outstanding at end of qtr                        $  58.74
                                                                               ==========
     46656.4 shares (000's)

-------------------------------------------------------------------------------------------------------------------------
Adjustment for Acquisitions
---------------------------
                                                                               Initial                  # of days
                                                                           Unleveraged    Quarterly       Missing
Property                    Units    Region       Price           Date          Return          NOI    In Quarter     Adj
--------                    -----    ------       -----           ----          ------          ---    ----------     ---
Highland House                172    Boston     $17,889      5/31/2006           6.30%          282            60     184
Liberty Place                 107    Boston     $14,892       6/6/2006           6.60%          246            66     176
                                                                                                  -                     -
                                                                                                                    -----
                                                                                                                    $ 360

-------------------------------------------------------------------------------------------------------------------------
Reconcilation to financial statements:                                          Other        O & M
                                                                  Rent          Income      Expense
                                                                  ----          ------      -------
Per financial statement                                        113,358           7,966     (49,397)
Add back properties classified as discontinued operations
  still wholly owned at June 30, 2006                                -               -            -
                                                               -------           -----     -------
Proper run rate before acquisitions                            113,358           7,966     (49,397)
                                                               =======           =====     =======

Operating  expenses include a charge for G & A, so NAV calculation does not need additional allocation.

---------------------------------------------------------------------------------------------------------------------------------------------------------

[1]  The cap rate  represents  current market  conditions.  Each property in the portfolio is assigned a cap rate, and the weighted average result is 5.85%.
     In addition,  due to the secured  nature of the assets,  above market debt, and cost to prepay,  an  additional  30 basis points are added to arrive at above cap rate.  It should be noted that the  weighted  average cap rate is now 15 basis points lower with Detroit out of the calculation.
---------------------------------------------------------------------------------------------------------------------------------------------------------

Recurring Capital Expenditure Summary
-------------------------------------

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition, development, rehabilitation, construction and improvement of properties. Capital improvements  are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred. Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn. Recurring capital
improvements  typically  include:  appliances,   carpeting  and  flooring,  HVAC
equipment,  kitchen/ bath cabinets,  new roofs,  site  improvements  and various exterior building  improvements.  Non- recurring  upgrades include,  among other items: community centers, new windows, and kitchen/ bath apartment upgrades. The
Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                         Maintenance
                                                          Capitalized        Expense      Total
                                Capitalized               Expenditure       Cost per   Cost per
                                   Cost per     Useful       Per Unit           Unit       Unit
Category                               Unit    Life(1)    Per Year(2)    Per Year(3)   Per Year
-----------------------------------------------------------------------------------------------
Appliances                           $1,000         18            $56             $5        $61
Blinds/Shades                           130          6             22              6         28
Carpets/cleaning                        840          6            140             97        237
Computers, equipment, misc.(4)          120          5             24             29         53
Contract repairs                          -          -              -            102        102
Exterior painting (5)                    84          5             17              1         18
Flooring                                250          8             31              -         31
Furnace/Air (HVAC)                      765         24             32             43         75
Hot water heater                        130          7             19              -         19
Interior painting                         -                         -            138        138
Kitchen/bath cabinets                 1,100         25             44              -         44
Landscaping                               -          -              -            106        106
New roof                                800         24             33              -         33
Parking lot                             400         15             27              -         27
Pool/ Exercise facility                 100         16              6             23         29
Windows                                 980         36             27              -         27
Miscellaneous (6)                       705         15             47             40         87
-----------------------------------------------------------------------------------------------
Total                                $7,404                      $525           $590     $1,115
-----------------------------------------------------------------------------------------------

(1)  - Estimated weighted average actual physical useful life of the expenditure capitalized.

(2)  - This amount is not  necessarily  incurred each and every year. Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  - These expenses are included in the Operating and maintenance line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included  in the $590 per  unit  estimate.  All  personnel  costs  for site supervision,  leasing  agents,  and  maintenance  staff  are  combined  and disclosed in the Company's same- store expense detail schedule.

(4)  -  Includes  computers,   office  equipment/  furniture,   and  maintenance
     vehicles.

(5)  - The level of exterior  painting  may be lower than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  the other exposed surfaces are most often covered in aluminum or vinyl.

(6)  - Includes items such as; balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties  and rehab and reposition  them to enhance  internal rates of return.
This strategy  results in higher costs of capital  expenditures  and maintenance costs  which is more  than  justified  by  higher  revenue  growth,  higher  net operating income growth and a higher rate of property appreciation.

Capital Expenditure and Adjusted NOI Summary
--------------------------------------------
The Company estimates that during the three and six-month periods ended June 30,
2006  approximately  $131  and $263 per  unit  was  spent on  recurring  capital expenditures,  respectively. The table below summarizes the breakdown of capital improvements by major categories  between recurring and  non-recurring,  revenue generating capital improvements as follows:

                                   For the three-month period ended June 30, 2006
                                   ----------------------------------------------
                                        (in thousands, except per unit data)

                                                                 Non-                           Total
                              Recurring                     Recurring                         Capital
                                 Cap Ex    Per Unit(a)         Cap Ex    Per Unit(a)     Improvements    Per Unit(a)
                                 ------    -----------         ------    -----------     ------------    -----------
New Buildings                        $-             $-           $113             $3             $113             $3
Major building improvements         872             23          4,160            108            5,032            131
Roof replacements                   316              8            425             11              741             19
Site improvements                   316              8          2,371             62            2,687             70
Apartment upgrades                  633             16          3,012             79            3,645             95
Appliances                          537             14            422             11              959             25
Carpeting/Flooring                1,639             43            715             18            2,354             61
HVAC/Mechanicals                    489             13          1,764             46            2,253             59
Miscellaneous                       230              6            656             17              886             23
                                 ------           ----        -------           ----          -------           ----
Totals                           $5,032           $131        $13,638           $355          $18,670           $486
                                 ======           ====        =======           ====          =======           ====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  35,820 core  units,  200 5  acquisition  units of 2,430 and 2006 acquisition units of 89 for the three-month  period ended June 30, 2006 and
     35,820  core units and 2005  acquisition  units of 550 for the three  month period ended June 30, 2005.

                                     For the six-month period ended June 30, 2006
                                     --------------------------------------------
                                         (in thousands, except per unit data)

                                                                 Non-                           Total
                              Recurring                     Recurring                         Capital
                                 Cap Ex    Per Unit(a)         Cap Ex    Per Unit(a)     Improvements    Per Unit(a)
                                 ------    -----------         ------    -----------     ------------    -----------
New Buildings                        $-             $-         $1,536            $40           $1,536            $40
Major building improvements       1,742             45          7,652            200            9,394            245
Roof replacements                   632             17            895             23            1,527             40
Site improvements                   632             17          3,048             80            3,680             97
Apartment upgrades                1,264             33          6,382            167            7,646            200
Appliances                        1,072             28            879             23            1,951             51
Carpeting/Flooring                3,274             85          1,308             34            4,582            119
HVAC/Mechanicals                    977             26          4,337            113            5,314            139
Miscellaneous                       460             12          1,284             34            1,744             46
                                -------           ----        -------           ----          -------           ----
Totals                          $10,053           $263        $27,321           $714          $37,374           $977
                                =======           ====        =======           ====          =======           ====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  35,820  core  units,  2005  acquisition  units of 2,430 and 2006 acquisition  units of 45 for the six- months ended June 30, 2006 and 35,820 core units, 2005 acquisition units of 422 for the six-months ended June 30,
     2005.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

                                For the three-month period ended June 30, 2006
                                ----------------------------------------------
                                     (in thousands, except per unit data)

                                                                 Non-                           Total
                              Recurring                     Recurring                         Capital
                                 Cap Ex       Per Unit         Cap Ex       Per Unit     Improvements       Per Unit
                                 ------       --------         ------       --------     ------------       --------
Core Communities                 $4,702           $131        $11,814           $330          $16,516           $461
2006 Acquisition Communities         12            131             73            820               85            951
2005 Acquisition Communities        318            131          1,751            721            2,069            852
Sub-total                         5,032            131         13,638            355           18,670            486
2006 Disposed Communities           647            131            873            177            1,520            308
2005 Disposed Communities             -              -              -              -                -              -
Corporate office
  expenditures (1)                    -              -              -              -              893              -
                                 ------           ----        -------           ----          -------           ----
                                 $5,679           $131        $14,511           $335          $21,083           $466
                                 ======           ====        =======           ====          =======           ====

                                   For the six-month period ended June 30, 2006
                                   --------------------------------------------
                                       (in thousands, except per unit data)

                                                                 Non-                           Total
                              Recurring                     Recurring                         Capital
                                 Cap Ex       Per Unit         Cap Ex       Per Unit     Improvements       Per Unit
                                 ------       --------         ------       --------     ------------       --------
Core Communities                 $9,403           $263        $24,004           $670          $33,407           $933
2006 Acquisition Communities         12            263             73          1,622               85          1,885
2005 Acquisition Communities        638            263          3,244          1,335            3,882          1,598
Sub-total                        10,053            263         27,321            714           37,374            977
2006 Disposed Communities         1,325            263          1,876            372            3,201            635
2005 Disposed Communities             -              -              -              -                -              -
Corporate office
  expenditures (1)                    -              -              -              -            1,964              -
                                -------           ----        -------           ----          -------           ----
                                $11,378           $263        $29,197           $674          $42,539           $937
                                =======           ====        =======           ====          =======           ====

(1)  - No distinction is made between recurring and  non-recurring  expenditures for corporate office.

Adjusted Net Operating Income - Core Properties
-----------------------------------------------
                                      Second         Second
                                     Quarter        Quarter
                                   6/30/2006      6/30/2005         Change
                                   ---------      ---------         ------

Net Operating Income                 $66,169        $59,754          10.7%

Less: Non-recurring Cap-ex @ 6%         (709)             -             -
                                     -------        -------           ---
Adjusted Net Operating Income        $65,460        $59,754           9.5%

Some  of  our  Core  Property  NOI  reflects  incremental   investments  in  the
communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 6% cost of debt capital on these  additional  expenditures,  what we refer to as the  adjusted  NOI for the  quarter is  recalculated  and  presented above.

2006 Earnings Guidance
                                                                  Actual    Actual
                                                                   First    Second        Third         Fourth
                                                                 Quarter   Quarter      Quarter        Quarter              Year
                                                                 -------   -------      -------        -------              ----
--------------------------------------------------------------------------------------------------------------------------------
2006 compared to 2005 based on NAREIT definition
FFO per share - 2006 guidance per NAREIT definition               $0.636    $0.837  $.80 - $.82    $.74 - $.77     $3.01 - $3.06

Midpoint of guidance                                              $0.636    $0.837        $0.81         $0.755            $3.038

FFO per share - 2005 actual per NAREIT definition                 $0.434    $0.749       $0.938         $0.716            $2.842

Improvement projected                                              46.5%     11.7%       -13.6%           5.4%              6.9%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
2006 compared to 2005 based on "Operating FFO"
FFO per share - 2006 guidance per NAREIT definition               $0.636    $0.837  $.80 - $.82    $.74 - $.77     $3.01 - $3.06

Midpoint of guidance                                              $0.636    $0.837        $0.81         $0.755            $3.038

FFO per share - 2005 Operating FFO, before impairment charges     $0.595    $0.749       $0.787         $0.716            $2.851

Improvement projected                                               6.9%     11.7%         2.9%           5.4%              6.6%
--------------------------------------------------------------------------------------------------------------------------------

There are no impairment  charges projected for 2006, so the guidance is the same for both FFO  under the  strict  interpretation  of the  NAREIT  definition  and
"Operating FFO" calculated after adding back impairment  charges.  Following the
NAREIT  definition  created certain noise in 2005 due to an impairment charge of
$7.3 million recorded in the first quarter that was essentially  reversed in the third  quarter.  Operating  FFO for the year  exceeded the NAREIT  definition by approximately  one cent per  share  in 2005  due to a $400  thousand  impairment charge added back for Operating FFO purposes.

                                                                  Actual    Actual
                                                                   First    Second        Third         Fourth
                                                                 Quarter   Quarter      Quarter        Quarter              Year
                                                                 -------   -------      -------        -------              ----
Assumptions for mid-point of guidance:
--------------------------------------
Same store revenue growth                                           6.0%      5.4%         4.3%           5.2%              5.2%
Same store expense growth                                           7.1%     -1.4%         4.3%           3.0%              3.3%
                                                                   ----      ----         ----           ----              ----
Same store NOI growth                                               5.0%     10.7%         4.3%           7.1%              6.8%
                                                                   ====      ====         ====           ====              ====

Same store 2006 economic occupancy                                 94.1%     94.2%        94.2%          93.9%             94.1%
Same store 2005 economic occupancy                                 92.8%     93.7%        94.0%          93.8%             93.6%
                                                                   ----      ----         ----           ----              ----
Difference in occupancy                                             1.3%      0.5%         0.2%           0.1%              0.5%
                                                                   ====      ====         ====           ====              ====

Annual growth by region (as originally published in Feb. 2006):
---------------------------------------------------------------
                                                                                            2006 Same Store Growth Projection
                                                                                       -----------------------------------------
                                                                % of NOI                Revenue       Expenses               NOI
                                                                ---------              -------- -------------- -----------------
Florida                                                             1.7%                   7.0%           4.8%              9.0%
Washington, DC                                                     20.0%                   6.2%           4.2%              7.5%
Baltimore                                                          14.6%                   5.5%           4.8%              5.9%
Philadelphia                                                       13.8%                   5.5%           5.5%              5.5%
New Jersey/Long Island/Hudson Valley                               25.5%                   4.5%           5.2%              4.0%
Upstate NY                                                          6.9%                   4.1%           5.0%              3.0%
Boston                                                              4.0%                   3.0%           3.4%              2.7%
Chicago                                                             3.7%                   3.8%           7.4%              0.0%
Detroit                                                             7.5%                   2.4%           6.1%             -1.5%
                                                                ---------              -------- -------------- -----------------
Total                                                              97.7%                   4.8%           5.3%              4.3%
                                                                =========              ======== ============== =================

(Note: total excludes Delaware and Maine)

2006 Earnings Guidance

(1)  G & A costs are  expected to increase  8.0%.  The second  quarter  included
     $680K   of   FAS   123R   equity   compensation   costs   for   grants   of
     options/restricted  stock that was immediately  expensed  versus  allocated over the vesting period due to the new requirement to take into account the age of the recipient relative to retirement age.

                                                           Actual          Actual
                                                            First          Second          Third         Fourth
                                                          Quarter         Quarter        Quarter        Quarter           Year
                                                          -------         -------        -------        -------           ----
                                                     $5.0 million    $6.1 million   $5.2 million   $4.9 million  $21.2 million

(2)  Interest and dividend income is expected to have the following run rate:

                                                             $91K           $119K          $325K           $75K          $610K

The third  quarter  includes  significant  earnings from funds on deposit with a qualified intermediary until proceeds are released and used for 1031 replacement property.

(3)  Other income is expected to have the following run rate:

                                                     $0.5 million    $0.5 million   $1.7 million   $0.4 million   $3.1 million

The third  quarter  includes  management  fee  income  for a short,  three-month contract.

(4) Acquisition pace (cap rate of 6.00% assumed)       $0 million     $33 million    $20 million    $75 million   $128 million

(5) Disposition pace                                   $0 million    $238 million     $0 million     $0 million   $238 million

The  disposition of the Upstate  region  portfolio is not assumed to occur until the end of 2006. If any closings occur  earlier,  the  disposition  pace will be higher than reflected above, and expected dilution from sale not projected would be incurred.

Upstate New York disposition - portfolio information
----------------------------------------------------

Buffalo            4 properties               1,644 units
Rochester          9 properties               1,680 units
Syracuse           5 properties               1,243 units
                                              -----
Total             18 properties               4,567 units

Book value at June 30, 2006:        $144 million
Secured debt at June 30, 2006:      $  79 million, all assumable
Weighted average interest rate:     6.5%

Listed for sale with CB Richard Ellis

Listing price: there will not be a listing price

So that we don't hinder the marketing of the  properties to buyers,  we will not provide any estimates of cap rates or values or provide any further  information on the progress of the sale or sales until we have non-contingent  contracts and
Board approvals in place.

Expected closing:  fourth quarter 2006 to first quarter 2007.  Closing to occur, at the earliest, late November to early December, 2006

Financial performance: 2005 NOI consolidated of $19.3 million

(NOI is before management fee and before reserve for capital expenditures)